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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

      Date of Report (Date of earliest event reported) December 29, 1997


                           Nexar Technologies, Inc.
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            (Exact name of registrant as specified in its charter)


            Delaware                  0-29294                 04-3268334
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(State or other jurisdiction of     (Commission             (IRS Employer
 incorporation or organization)     File Number)        Identification Number)


257 Turnpike Road, Southborough, Massachusetts                   01772
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   (Address of principal executive offices)                    (Zip Code)


                                (508) 485-7900
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             (Registrant's telephone number, including area code)


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          ITEM 4 -- Changes in Registrant's Certifying Accountants

     On December 29, 1997, Nexar Technologies, Inc. (the "Registrant") engaged BDO Siedman, LLP as the Registrant's independent certified public accountants.


                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 Nexar Technologies, Inc.

Dated: December 29, 1997                         By: /s/ Albert J. Agbay
                                                    ---------------------------
                                                    President and Chief
                                                    Executive Officer

                                                 By: /s/ Gerald Y. Hattori
                                                    ---------------------------
                                                     Chief Financial Officer